UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No._______)

Filed by the Registrant  [ X ]
Filed by a Party other than the Registrant  [     ]

Check the appropriate box:

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Preliminary Proxy Statement

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Definitive Proxy Statement

[     ]

Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

[     ]

Confidential, for use of the Commission
only (as permitted by Rule 14a-6(e)(2))

COVER-ALL TECHNOLOGIES INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than Registrant)

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Title of each class of securities to which transaction applies:
_______________________________________________________________________

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Aggregate number of securities to which transaction applies:
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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_______________________________________________________________________

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Total fee paid:
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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Cover-All Technologies Inc.
55 Lane Road
Fairfield, New Jersey 07004

John W. Roblin
Chairman of the Board of Directors
and Chief Executive Officer

April 29, 2009

To All Cover-All Stockholders:

I cordially invite you to attend the 2009 annual meeting of stockholders of Cover-All Technologies Inc. which will be held at the Hilton Parsippany, located at One Hilton Court, Parsippany, New Jersey 07054, on Thursday, June 4, 2009 at 9:30 a.m., local time.

The enclosed notice of annual meeting and proxy statement describe the various matters to be acted upon during the meeting.

You may vote your shares by completing and returning your proxy card in the enclosed postage-paid envelope.  The proxy is revocable by you at any time prior to its exercise and will not affect your right to vote in person in the event you attend the meeting.  The prompt return of the proxy will be of assistance in preparing for the meeting, and your cooperation in this respect will be greatly appreciated.

Please read with care the notice of the meeting and the proxy statement, which contains detailed information about the matters to be acted upon at the meeting.  Even if you plan to attend the meeting, I urge you to complete, sign and return your proxy in the enclosed postage-paid envelope as soon as possible.  Regardless of the number of shares you own or whether you plan to attend, it is important that your shares be represented and voted at the meeting.

If you have any questions concerning the annual meeting, please contact our Investor Relations department at (973) 461-5200.  Following completion of the scheduled business, we will report on Cover-All Technologies’ operations and answer questions. We appreciate your ownership of Cover-All Technologies, and I hope you will be able to join us on June 4th.

Sincerely,

John W. Roblin
Chairman of the Board of Directors and Chief Executive Officer

COVER-ALL TECHNOLOGIES INC.

55 Lane Road

Fairfield, New Jersey 07004

____________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on June 4, 2009

____________________

To the Stockholders of Cover-All Technologies Inc.:

The 2009 annual meeting of stockholders of Cover-All Technologies Inc., a Delaware corporation, will be held on Thursday, June 4, 2009 at 9:30 a.m., local time, at the Hilton Parsippany, located at One Hilton Court, Parsippany, New Jersey 07054, to consider and act upon the following:

1.

To elect a class of one director to serve for a term of three years and until his successor is duly elected and qualified;

2.

To ratify the appointment of MSPC as our independent auditors for the fiscal year ending December 31, 2009; and

3.

To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on April 24, 2009, which is the record date for the meeting, are entitled to receive notice of, and to vote at, the meeting and any adjournment thereof.  We have enclosed herewith the proxy statement for the meeting, the proxy card and our annual report for the fiscal year ended December 31, 2008.

Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy card and return it in the enclosed envelope, which requires no additional postage if mailed in the United States.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

By Order of the Board of Directors,

ANN F. MASSEY
Secretary

Date:  April 29, 2009

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 4, 2009:  A complete set of proxy materials, consisting of the Notice of Annual Meeting, the Proxy Statement, the Proxy Card and our Annual Report for the fiscal year ended December 31, 2008, are available at www.cover-all.com/investors/proxymaterials.

TABLE OF CONTENTS

General Information about the Annual Meeting and Voting	1
The Board of Directors and Corporate Governance Principles	5
Security Ownership of Certain Beneficial Owners and Management	10
Certain Relationships and Related Transactions	12
Section 16(a) beneficial ownership reporting compliance	12
Executive Compensation	13
Compensation Discussion and Analysis	13
Compensation of Named Executive Officers	16
Compensation of Directors	20
Equity Compensation Plan Information	21
Audit Committee Report	22
Independent Auditor Information	23
Additional Information	24

-i-

COVER-ALL TECHNOLOGIES INC.

____________________

PROXY STATEMENT

2009 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 4, 2009

____________________

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive this proxy statement?

We sent you this proxy statement and the enclosed proxy card because our board of directors (the “Board”) is soliciting your proxy to vote at the 2009 Annual Meeting of Stockholders to be held on June 4, 2009 at 9:30 a.m., local time, at the Hilton Parsippany, located at One Hilton Court, Parsippany, New Jersey 07054.  When we ask for your proxy, we must provide you with a proxy statement that contains certain information specified by law.  This proxy statement and the enclosed proxy card along with our annual report for the fiscal year ended December 31, 2008 are being mailed on or about May 5, 2009 to all stockholders of record entitled to vote at the meeting.

Who can vote at the meeting?

Only stockholders of record at the close of business on April 24, 2009 (the “record date”) will be entitled to vote at the meeting.  As of the record date, there were 24,612,786 shares of common stock outstanding and entitled to vote.  Each share of common stock is entitled to one vote on each matter to be voted upon.

Stockholder of record:  Shares registered in your name.  If at the close of business on the record date your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, then you are a registered stockholder of record.  As a stockholder of record, you may vote in person at the meeting or vote by proxy.  Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial owner:  Shares registered in the name of a broker or bank.  If at the close of business on the record date your shares were held in an account at a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that broker or other agent.  The broker holding your account is considered the stockholder of record for purposes of voting at the meeting.  Street name holders generally cannot vote their shares directly and must instead instruct the brokerage, bank or other agent how to vote their shares using the method described below under “How can I vote my shares?”.

What will stockholders vote on at the meeting?

Our stockholders will be asked to vote on two proposals:

Proposal 1 –– Election of a Class of One Director

Proposal 2 –– Ratification of Appointment of MSPC as our Independent Auditors

How many votes are required to vote to approve each proposal?

Proposal 1 –– Election of a Class of One Director.  The nominee receiving the most votes for him will be elected. Abstentions, broker non-votes and instructions to withhold authority to vote for the nominee will have no effect on the outcome of the vote.

Proposal 2 –– Ratification of Appointment of MSPC as our Independent Auditors. The affirmative vote of a majority of the votes cast is required to ratify the appointment of our independent auditors. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of the vote.

What constitutes a quorum?

In order for business to be conducted at the meeting, a quorum must be present.  A quorum consists of a majority of the outstanding shares of our common stock entitled to vote at the meeting, present in person or represented by proxy.  Abstentions, broker non-votes and instructions to withhold authority to vote for the nominee will be counted as shares present and entitled to vote in determining whether a quorum is present.

What is a “broker non-vote”?

If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote.  In this situation, a “broker non-vote” occurs.  At the meeting, brokers will have discretionary power to vote on the election of a class of one director and ratification of appointment of MSPC as our independent auditors.  Shares that constitute broker non-votes will be counted as present and entitled to vote at the meeting for the purpose of determining a quorum.

How can I vote my shares?

If you are a record stockholder, you can vote in person at the meeting or vote by proxy by mailing the enclosed proxy card.  Please refer to the instructions on your proxy card to vote by proxy.

If you hold your shares through a bank or broker, then you may vote by the ways made available by your bank or broker, in which case the bank or broker will include instructions with this proxy statement.

Are there any other matters to be voted on at the meeting?

As of the date of this proxy statement, our Board does not know of any other matters to be brought before the meeting.  However, if any other matters are properly brought before the meeting or any adjournments thereof, it is intended that the proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

Can I change my vote after I return my proxy card?

If you are a record stockholder, you have the right to revoke your proxy at any time before the meeting by:

•

delivering written revocation to the Secretary of our company;

•

submitting a duly executed proxy bearing a later date to the Secretary of our company; or

•

voting in person at the meeting.

Attendance at the meeting will not, by itself, revoke a previously granted proxy.

If you hold your shares through a bank or broker, your ability to revoke your proxy depends on the voting procedures of the bank or broker.  Please follow the directions provided to you by your bank or broker.

Who is paying for this proxy solicitation?

We will bear the costs of solicitation of proxies.  In addition to solicitation of proxies by use of the mails, our directors, officers and employees may solicit the return of proxies by telephone, personal interview or otherwise. These persons will not receive additional compensation for this solicitation.  We may reimburse custodians, nominees and fiduciaries holding our common stock for their reasonable expenses in sending proxy materials to beneficial owners and obtaining their proxies.

What are our Board’s recommendations?

For the reasons set out in more detail in the proxy statement, our Board recommends that you vote your shares:

•

FOR the listed director nominee (Proposal 1).

•

FOR the ratification of the appointment of MSPC as our independent auditors (Proposal 2).

PROPOSAL 1 – ELECTION OF A CLASS OF ONE DIRECTOR

Our Board is currently divided into three classes. The three-year term of office of each class expires at the meeting of stockholders in successive years, upon the election and qualification of successor classes.  Our by-laws provide for a Board size of at least three and no more than seven members. There are currently a total of five directors.

One class of directors which consists solely of Mr. John W. Roblin has a term expiring at the meeting and is standing for reelection.

The persons named in the enclosed proxy card will vote to elect the nominee as director, unless you indicate otherwise in the proxy card.  If the nominee does not remain a candidate for election at the date of the meeting, which contingency is not now contemplated or foreseen by our Board, the solicited proxies may be voted for a substitute nominee selected by our Board.  You may not vote any proxies for a greater number of persons than the one nominee named.  The nominee for director receiving the most votes for him shall be elected.  The director elected at the annual meeting will serve for a term of three years (until the 2012 annual meeting of stockholders) or until that director’s successor is elected and qualified.

The name of the nominee for director and certain information about him are set forth below:

John W. Roblin has served as our Chief Executive Officer since December 1999, as a member of our Board since March 2000, and as our Chairman of the Board since February 2001.  He served as our President from December 1999 to November 2008.  Prior to joining us, Mr. Roblin was Chief Information Officer and Senior Vice President for CIGNA Property and Casualty, positions he held since 1998.  From 1994 until 1998, he was Chief Information Officer and Senior Vice President for Advanta Corporation.  Prior to 1994, he was the Chief Information Officer at Chubb & Son, USF&G and Traveler’s Personal Lines Division.

The Board recommends a vote “FOR” the director nominated in Proposal 1.

THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE PRINCIPLES

Composition and Meetings of our Board

The following table sets forth, for the members of our Board and the nominee for director, information with respect to their ages, their current positions and the expiration dates of their terms as directors:

Name	Age	Position	Term as Director Expires
John W. Roblin (1)	64	Chief Executive Officer and Chairman of the Board of Directors	2009
Manish D. Shah	37	Director, President and Chief Technology Officer	2010
G. Russell Cleveland	70	Director	2010
Earl Gallegos	51	Director	2011
Mark D. Johnston	52	Director	2011

_________________

(1)

Term of class expires at the meeting.  Director indicated is a nominee for re-election.

Our Board held six meetings during 2008.  None of our directors attended fewer than 75% of the meetings of our Board and committees on which any of them served in 2008.

Board members are expected to attend the annual meeting of stockholders, which is held in conjunction with one of our Board’s regularly scheduled meetings.  Accordingly, all members of our Board are generally present for the annual meeting of stockholders.  All members of our Board at the time of our 2008 annual meeting of stockholders attended that meeting.

The names of our current directors and certain information about them are set forth below:

John W. Roblin has served as our Chief Executive Officer since December 1999, as a member of our Board since March 2000, and as our Chairman of the Board since February 2001.  He served as our President from December 1999 to November 2008.  Prior to joining us, Mr. Roblin was Chief Information Officer and Senior Vice President for CIGNA Property and Casualty, positions he held since 1998.  From 1994 until 1998, he was Chief Information Officer and Senior Vice President for Advanta Corporation.  Prior to 1994, he was the Chief Information Officer at Chubb & Son, USF&G and Traveler’s Personal Lines Division.

Manish D. Shah has served as a member of our Board and as our President since November 2008 and has served as our Chief Technology Officer since May 2004. Prior to his promotion to the position of our President, he served as our Executive Vice President since May 2008. Mr. Shah served as our Director of Technology from December 2002 through May 2004 and served as our technology consultant from September 2000 through December 2001. He graduated with Honors from the Columbia University Executive MBA Program in May 2008. Prior to joining us, Mr. Shah held several technology management positions at various companies such as Andersen Consulting, P&O Nedlloyd and Tata Consultancy Services in different industries for over 10 years.

G. Russell Cleveland has served as a member of our Board since July 2001.  Mr. Cleveland has been the President, Chief Executive Officer, sole director and the majority shareholder of RENN Capital Group, Inc. since December 1973.  He has also been the President, Chief Executive Officer and director of Renaissance Capital Growth & Income Fund III, Inc. since January 1994.  RENN Capital Group, Inc. is the investment manager of Renaissance Capital Growth & Income Fund III, Inc., Renaissance US Growth Investment Trust PLC and Global Special Opportunities Trust PLC, investment trusts listed on the London Stock Exchange.  Mr. Cleveland is a Chartered Financial Analyst with more than 40 years of experience as a specialist in investments in smaller capitalization companies.  A graduate of the Wharton School of Business, Mr. Cleveland has served as Presiden t of the Dallas Association of Investment Analysts.  Mr. Cleveland serves on the boards of directors of Renaissance US Growth Investment Trust PLC, Renaissance Capital Growth & Income Fund III, Inc., CaminoSoft Corp., Integrated Security Systems, Inc., BPO Management Services and Alliance HealthCard, Inc.

Earl Gallegos has served as a member of our Board since March 1997.  Mr. Gallegos is the principal of Earl Gallegos Management Corporation, a management consulting firm founded by him in July 1994 specializing in the insurance and software industries.  Mr. Gallegos is a founder of Peak Performance Solutions Inc., a privately held insurance technology firm.  Mr. Gallegos has been a director of Fidelity National Real Estate Solutions (FNRES), a private company specializing in Internet real estate technology, since March 2007.  Mr. Gallegos has also served as a director of Zytalis Inc., a privately held information technology professional services firm, from October 1999 to December 2006, Bridium, Inc., a privately held technology firm, from July 1998 to August 2003, Fidelity National Information Solutions, Inc., a publicly held company listed on Nasdaq, from September 1 997 to September 2003, eGovNet, Inc., a privately held government technology services firm, from September 2002 to September 2003, and PracticeOne, Inc., a privately held medical practice management software company, from November 2002 to January 2005.

Mark D. Johnston has served as a member of our Board since April 1996.  Mr. Johnston served as our Chairman of our Board from November 1999 until February 2001 and served as our Interim Chief Financial Officer from March 2000 to February 2001.  Mr. Johnston was named to our Board pursuant to the terms of a Stock Purchase Agreement, dated as of March 31, 1996, among our company, Software Investments Limited and Care Corporation Limited.

Director Independence

The Board of Directors has determined that Messrs. Gallegos and Johnston are independent within the meaning of the Nasdaq listing standards.

Code of Ethics and Business Conduct

We have adopted a Code of Ethics and Business Conduct that applies to all of our directors, officers and employees, including our principal executive officer and principal financial officer.  The Code of Ethics and Business Conduct is available on our website at www.cover-all.com.

Board Committees

The standing committees of our Board are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

Audit Committee.  Our Audit Committee is currently composed of one director, Mr. Gallegos, who is independent within the meaning of the SEC rules and the Nasdaq listing standards.  Mr. Gallegos currently meets the Nasdaq financial sophistication requirements.  Our Board interprets “financial sophistication” to mean the ability to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements.  In 2008, the Audit Committee met four times.

The Audit Committee, along with our Board, has determined that Mr. Gallegos is an “audit committee financial expert” as defined under the SEC rules.  Our Board based this decision on the following experiences of Mr. Gallegos:

•

service as chief executive officer of a privately held information company, overseeing and/or assessing the performance of the company with respect to the preparation, auditing or evaluation of the company’s financial statements; and

•

membership on various other audit committees.

The Audit Committee operates under a written charter, which is available on our website at www.cover-all.com.  As set forth in the written charter, the Audit Committee’s principal functions are to assist our Board in its oversight responsibilities with respect to:

•

the annual financial information to be provided to stockholders and the SEC;

•

the establishment and monitoring of procedures to improve the quality and reliability of the disclosure of our financial condition and results of operations;

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the appointment, compensation and retention of our independent auditors and the work performed by the independent auditors; and

•

the internal audit functions.

In addition, the Audit Committee provides an avenue for communication between the independent auditors, financial management and our Board. The Audit Committee also has sole authority to engage, appoint, evaluate, compensate and replace the independent auditors, and it reviews and approves in advance all audit, audit related and non-audit services performed by the independent auditors (to the extent those services may be provided under applicable law).  The Audit Committee meets with management regularly to consider the adequacy of our internal controls and financial reporting process and the reliability of our financial reports to the public.

Compensation Committee.  The Compensation Committee currently has two members, Messrs. Roblin and Johnston. Mr. Johnston is, and Mr. Roblin is not, independent within the meaning of the Nasdaq listing standards. The principal function of the Compensation Committee, which does not operate under a written charter, is to review current and proposed employment arrangements with existing and prospective senior employees as well as to periodically review compensation and other benefits paid to or provided for our management.  The Compensation Committee met four times in 2008.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee (the “Nominating Committee”) currently has two members, Messrs. Cleveland and Gallegos.  Mr. Gallegos is, and Mr. Cleveland is not, independent within the meaning of Nasdaq listing standards.  The Nominating Committee met four times in 2008.

The Nominating Committee is responsible for developing and implementing policies and practices relating to corporate governance, including reviewing and monitoring the implementation of our Code of Ethics and Business Conduct.  In addition, the Nominating Committee develops and reviews background information on candidates for our Board and makes recommendations to our Board regarding such candidates.  The Nominating Committee also supervises our Board’s annual review of director independence and our Board’s self-evaluation of its performance.

Selection of Board Nominees

Nomination Process.  The Nominating Committee considers candidates for Board membership suggested by its members, other Board members, stockholders and management.  The Nominating Committee may also retain a third-party executive search firm to identify candidates.  The Nominating Committee and our Board will consider stockholder recommendations for director nominees that are properly received in accordance with our bylaws, our “Director Nomination Policy” and the applicable rules and regulations of the SEC.

Under the terms of our Director Nomination Policy, the Nominating Committee and our Board will consider director nominations from a stockholder who is entitled to vote in the election of directors.  Stockholders may nominate one or more persons for election as director at an annual or special meeting of stockholders by written notice of their intent to make such nomination or nominations either by personal delivery or by writing to the Secretary of our company not later than:

•

with respect to an election to be held at an annual meeting of stockholders, ninety days prior to the anniversary date of the immediately preceding annual meeting; and

•

with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders.

If stockholders wish to nominate persons for election as directors at the 2010 Annual Meeting of Stockholders, we must receive notice of this matter on or before March 6, 2010.  After that date, the proposal will be considered untimely.  The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the procedure provided in our Director Nomination Policy.  However, if stockholders wish to have its director nomination proposal included in our proxy statement for the 2010 Annual Meeting of Stockholders, pursuant to Rule 14a-8 of the SEC, the proposal must be received by us on or before December 30, 2009.

Desired qualifications, qualities and skills.  Director nominees should be individuals of high integrity who have a solid record of accomplishment in their chosen fields and who possess the qualifications, qualities and skills to best serve our interests and our stockholders’ interests.  Candidates will be selected for their ability to exercise good judgment and to provide practical insights and diverse perspectives.

To be recommended by the Nominating Committee for election to our Board, a director nominee must demonstrate the qualities and capabilities determined important by the Nominating Committee.  As set forth in our Director Nomination Policy, the Nominating Committee considers the following qualifications, at a minimum, to be required of any director nominee:

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the highest professional and personal ethics and integrity;

•

a generally recognized position of leadership in the director nominee’s field of endeavor;

•

ability to provide insights and practical wisdom based on his/her experience and expertise;

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commitment to enhancing stockholder value;

•

sufficient time to effectively carry out his or her duties; and

•

compliance with legal and regulatory requirements.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee may also consider such other factors as it may deem are in our and our stockholders’ best interests.

Contacting the Board

Under our “Policy for Stockholder Communications with Directors,” the Nominating Committee and our Board have established a procedure that enables our stockholders to communicate in writing with members of our Board or to any individual director or group of directors.  Any stockholder may send correspondence to our Board, or to any individual director or group of directors, by e-mail to sholders@cover-all.com or by writing to the Secretary at our principal office.

The Secretary of our company will be responsible for the first review and logging of this correspondence and has been instructed by our Board to promptly forward all appropriate communications to the intended recipient indicated thereon.  The Secretary will maintain a record of the originals of each communication received and provide copies to our Board or any individual director or group of directors, as appropriate, unless it is a type of correspondence which the Nominating Committee has identified as correspondence which may be retained in our files and not sent to our directors.

Under the Policy for Stockholder Communications with Directors, the Nominating Committee authorized the Secretary to retain and not send to our directors communications:  (a) that are commercial, advertising or promotional in nature (offering goods or services); (b) that solely relate to such matters such as warranty and product issues; or (c) that clearly are unrelated to our business, industry, management or board matters or director responsibilities.  These types of communications will be logged and filed but not circulated to our directors.  Except as set forth in this paragraph, the Secretary will not screen which communications will be sent to our directors.

The log of stockholder correspondence will be available to members of the Nominating Committee for inspection.  At least once each year, the Secretary will provide to the Nominating Committee a summary of the communications received from stockholders, including the communications not sent to our directors in accordance with screening procedures approved by the Nominating Committee.

Communications from an employee or agent will be considered stockholders communications under the Policy for Stockholder Communications with Directors only if made solely in his or her capacity as a stockholder.  Communications from our directors or officers shall not be considered stockholder communications.

Corporate Governance Materials

Copies of our Audit Committee Charter and our Nominating Committee Charter, as well as of our Code of Ethics and Business Conduct, Director Nomination Policy and Policy for Stockholder Communications with Directors, are available on our website (www.cover-all.com).  Please note that information on our website is not incorporated by reference in this proxy statement.  Copies of these documents are also available to stockholders without charge upon written request to the Secretary at our principal address.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table contains information as of March 31, 2009 as to the number of shares of our common stock beneficially owned by (i) each person we know to own beneficially more than 5% of our common stock, (ii) each person who is a director or who is a nominee to be a director, (iii) the executive officers for whom information is included in the Summary Compensation Table and (iv) all persons as a group who are directors and executive officers and as to the percentage of outstanding shares held by these persons on that date.

Name and Address	Amount Beneficially Owned (1)		Percent of Class (2)
Renaissance US Growth Investment Trust PLC c/o RENN Capital Group, Inc. 8080 N. Central Expressway Suite 210, LB-59 Dallas, Texas 75206	6,107,529	(3)	24.8%
Global Special Opportunities Trust PLC c/o RENN Capital Group, Inc. 8080 N. Central Expressway Suite 210, LB-59 Dallas, Texas 75206	1,526,871	(4)	6.2%
Atlantic Employers Insurance Company 1601 Chestnut Street, TL44D Philadelphia, PA 19101	1,238,273		5.0%
John W. Roblin	1,574,119	(5)	6.3%
G. Russell Cleveland	87,723	(6)	*
Earl Gallegos	105,723		*
Mark D. Johnston	2,416,687	(7)	9.8%
Maryanne Z. Gallagher	222,204	(8)	1.0%
Manish D. Shah	125,154	(9)	*
All current directors and executive officers as a group (7 persons)	4,574,941	(10)	18.6%

______________________________

* Less than one percent.

(1)

Except as otherwise noted, all persons have sole voting and investment power with respect to their shares. All amounts shown in this column include shares obtainable upon exercise of options or warrants within sixty (60) days of the date of this table.

(2)

Based upon 24,584,786 total outstanding shares of common stock on March 31, 2009, plus shares of common stock that may be acquired by the person indicated pursuant to any options or warrants exercisable within sixty (60) days.

(3)

Represents 6,057,529 shares of common stock and 50,000 shares of common stock that may be acquired pursuant to the exercise of outstanding warrants.  Mr. Cleveland is President and Chief Executive Officer of RENN Capital Group, Inc., the investment manager of Renaissance US Growth Investment Trust PLC (formerly known as Renaissance US Growth & Income Trust PLC).  Mr. Cleveland has sole voting and investment power over, but disclaims beneficial ownership as to, the shares beneficially owned by Renaissance US Growth Investment Trust.

(4)

Represents 1,476,871 shares of common stock and 50,000 shares of common stock that may be acquired pursuant to the exercise of outstanding warrants.  Mr. Cleveland is President and Chief Executive Officer of RENN Capital Group, Inc., the investment manager of Global Special Opportunities Trust PLC (formerly known as US Special Opportunities Trust PLC and BFS US Special Opportunities Trust PLC).  Mr. Cleveland has sole voting and investment power over, but disclaims beneficial ownership as to, the shares beneficially owned by Global Special Opportunities Trust.

(5)

Represents 1,001,656 shares of common stock and 572,463 shares of common stock that may be acquired pursuant to the exercise of outstanding stock options.

(6)

Represents 62,723 shares of common stock and 25,000 shares of common stock that may be acquired pursuant to the exercise of outstanding stock options.

(7)

Represents 2,391,687 shares of common stock and 25,000 shares of common stock that may be acquired pursuant to the exercise of outstanding stock options.

(8)

Represents 172,204 shares of common stock and 50,000 shares of common stock that may be acquired pursuant to the exercise of outstanding stock options.

(9)

Represents 58,494 shares of common stock and 66,660 shares of common stock that may be acquired pursuant to the exercise of outstanding stock options.

(10)

Includes 762,454 shares of common stock that may be acquired pursuant to the exercise of outstanding stock options and warrants.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In 2001, we issued $1,800,000 aggregate principal amount of 8% convertible debentures due 2008 (the “2008 Debentures”), and in 2002, we issued $700,000 aggregate principal amount of 8% convertible debentures due 2009 (the “2009 Debentures”).  Of the total principal amount of the 2008 Debentures, two funds managed by RENN Capital Group, Inc. purchased an aggregate of $1,400,000 in principal amount and John W. Roblin, our Chairman of the Board and Chief Executive Officer (and who at the time was also our President), purchased $100,000 in principal amount.  All of the 2009 Debentures were purchased by the RENN funds.  Mr. Russell Cleveland is the President, Chief Executive Officer, sole director and majority shareholder of RENN Capital Group.  Mr. Cleveland was named one of our directors in 2001 after the consummation of the sale of the 2008 Debentures.

In each of 2002 and 2006, we issued an aggregate of 100,000 warrants to the RENN funds and 7,143 warrants to Mr. Roblin to purchase such numbers of shares of our common stock, as consideration for the receipt of certain waivers of covenants contained in the 2008 Debentures and 2009 Debentures. These warrants issued in 2002 and 2006 had an exercise price per share of $0.22 and $0.35, respectively.

In 2006, the holders of the 2008 Debentures and 2009 Debentures elected to convert a portion of their monthly principal installments due in 2006, totaling $127,254, under such debentures into shares of our common stock at the conversion price of $0.30 per share in lieu of receiving such installment payments in cash.  In connection with these conversions, we issued to the holders of such debentures an aggregate of 424,181 shares of our common stock.  Of the shares of common stock issued in connection with these conversions, an aggregate of 359,066 shares were issued to the RENN funds upon conversion of $107,720 of principal amount of such debentures, and 16,279 shares were issued to Mr. Roblin upon conversion of $4,884 of principal amount of such debentures.

In 2007, the holders of the 2008 Debentures and 2009 Debentures elected to convert a portion of their monthly principal installments due in 2007, totaling $1,785,025, under such debentures into shares of our common stock at the conversion price of $0.30 per share in lieu of receiving such installment payments in cash. In connection with these conversions, we issued to the holders an aggregate of 5,950,083 shares of our common stock.  Of the shares of common stock issued in connection with these conversions, an aggregate of 5,776,723 shares were issued to the RENN funds upon conversion of $1,733,017 of principal of such debentures, and 43,340 shares were issued to Mr. Roblin upon conversion of $13,002 of principal of such debentures.  In March 2007, the RENN funds and Mr. Roblin exercised all of the warrants issued to them in 2002 and received 100,000 and 7,143 shares of our common sto ck, respectively, upon such exercise. In December 2007, Mr. Roblin exercised all of the warrants issued to him in 2006 and received 7,143 shares of our common stock upon such exercise. In June 2008, Mr. Roblin elected to convert all of the then-remaining unpaid principal amount due on his 2008 Debentures, totaling $65,566, into 218,553 shares of our common stock at the conversion price of $0.30 per share. After giving effect to this conversion, as of June 25, 2008, we had no outstanding debentures.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who beneficially own more than 10% of our common stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership of our common stock with the SEC.  Such persons are required to furnish us with copies of all Section 16(a) reports that they file.  Based solely upon our review of copies of such reports for our 2008 fiscal year and representations from such persons, we believe that during 2008, our executive officers, directors and holders of more than 10% of our common stock complied with all Section 16(a) filing requirements.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Role of the Compensation Committee

Our executive compensation program is overseen and administered by the Compensation Committee of the Board of Directors.  The members of the Compensation Committee are John Roblin and Mark Johnston.  The Compensation Committee sets the principles and strategies that serve to guide the design of the Company’s employee compensation and benefit programs.  The Compensation Committee annually evaluates the performance of the Chief Executive Officer and other executive officers.  Taking the performance evaluations into consideration, the Committee establishes and approves the compensation levels for the executive officers.

The principal functions of the Compensation Committee are:

•

To establish and periodically review the Company’s compensation philosophy and the adequacy of compensation plans and programs for directors, executive officers and other employees;

•

To establish compensation arrangements and incentive goals for executive officers and to assist the Board of Directors in the administration of compensation plans;

•

To review the performance of the executive officers and award incentive compensation and adjust compensation arrangements as appropriate based upon performance;

•

To periodically report on the Compensation Committee’s activities to the full Board of Directors; and

•

To prepare an annual report on executive compensation for inclusion in the Company’s annual proxy statement.

Mr. Roblin does not participate in the Compensation Committee’s decisions regarding his compensation.  His compensation is separately evaluated by Mr. Johnston and the remaining members of the Board, who take into consideration overall Company performance in attaining established targets for income before taxes and developing and achieving short term and long term goals for the Company.  Such targets are set forth in Mr. Roblin’s employment agreement.  As a result of this review, the Compensation Committee concluded that Mr. Roblin’s compensation was reasonable and not excessive based on his leadership, decision-making skills, experience, knowledge, communication with the Board of Directors and strategic recommendations.

Compensation Objectives and Principles

Our overall objective is to attract, retain, motivate and reward high caliber executives who deliver superior short and long-term performance that builds shareholder value.  To achieve our objective, the Compensation Committee has set the following guiding principles in the design and administration of the Company’s compensation programs:

•

Attract, motivate and retain executive officers who can make significant contributions to the Company’s long-term success;

•

Align the interests of executive officers with those of shareholders; and

•

Tie individual compensation awards to business and individual performance with a portion of executive compensation designed to create incentives for superior performance and consequences for below target performance.

Our compensation policy is designed to compensate our executive officers based on a number of factors, including:

•

the individual’s position and responsibilities within the Company;

•

the overall importance of the individual’s responsibilities in helping the Company achieve success;

•

specific tasks that the individual may be required to perform during a particular time period;

•

the individual’s skill set, experience and education;

•

market conditions, as measured by, among other things, the Company’s knowledge of peer company compensation policies and geographical considerations, including the cost of living;

•

the Company’s performance in areas for which the individual has responsibility; and

•

the Company’s overall performance.

Principal Elements of Compensation

We provide the following principal elements of compensation to our executive officers:

•

Base salary – We provide a fixed base salary to our executive officers to compensate them for services provided to the Company during the fiscal year;

•

Annual cash bonuses – We provide cash bonus awards to our executive officers which vary in amount depending upon the executive’s individual performance and the achievement of certain predetermined goals and objectives for the fiscal year; and

•

Equity incentive awards – We provide equity incentive awards to our executive officers comprised of stock options and shares of restricted stock which are intended to reward them for prior and future performance, as well as to motivate them to stay with the Company and build stockholder value.

The Compensation Committee developed a compensation evaluation program that requires management to set goals at the beginning of each fiscal year for increasing income before taxes from the previous year in order to evaluate management’s performance.  Salary increases for each fiscal year have been based upon the Company attaining the earnings performance targets for the preceding fiscal year, unusual achievements and cost of living.  Bonuses, if any, are divided among the executive group after evaluation of each individual’s performance, in consultation with senior management.  Option grants are similarly based.  In 2008, we paid bonuses to our three named executive officers totaling $603,000.  All of our bonus payments in 2008 were approved by our Board.

In addition to these elements of executive compensation, we provide our executive officers with other benefits generally available to all eligible employees, such as participation in our health and retirement plans.  We also provide or reimburse costs associated with certain limited perquisites and personal benefits and provide certain of our executive officers with certain change-in-control benefits.

Equity Incentive Plans

The Compensation Committee believes that stock options provide a valuable tool for aligning the interests of management with stockholders and focusing management’s attention on the long-term growth of the Company.  In addition, the Committee believes that the awarding of stock options is essential to attract and retain the talented professionals and managers needed to ensure the continued success of the Company.

During 2008, the Company had two stock option plans that were in effect.  Under the 1994 Stock Option Plan for Independent Directors, which was amended in June 2000, options for the purchase of up to 750,000 shares of our common stock may be granted to directors who are not employees.  This plan will expire on December 31, 2009.

Under the Amended and Restated 2005 Stock Incentive Plan (the “2005 Plan”), a maximum of 5,000,000 shares of our common stock are available for grants of all equity awards under this plan.  On March 25, 2008, the 2005 Plan was further amended and restated in order to make the Company’s directors who are not employees of the Company eligible participants under the 2005 Plan.  This plan will expire on June 6, 2015.

Employment Agreements and Severance Arrangements/Change of Control Agreements

We have not entered into employment arrangements with any of our executive officers, except for Mr. Roblin, with whom we have entered into an Employment Agreement, and Mr. Shah, with whom we have entered into a Tuition Reimbursement Agreement, which expired on March 1, 2009.  Each of Mr. Roblin’s agreement, and, prior to its expiration, Mr. Shah’s agreement, contains provisions which would entitle these executives to certain payments or benefits if their employment is terminated under certain circumstances, including after a “change of control” of the Company occurs.  The material terms of each of these executive’s employment agreements are set forth below in “−Employment Agreements or Arrangements of Executive Officers”.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Summary Compensation Table

The following table summarizes the total compensation earned during 2008, 2007 and 2006 by our chief executive officer and our two next most highly compensated executive officers whose total compensation exceeded $100,000 in 2008.  As a smaller reporting company, we are not required to provide compensation information for 2006, but we elected to do so for illustrative and comparative purposes.

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards (1)	All Other Compensation	Total
John W. Roblin Chairman of the Board of Directors and Chief Executive Officer (2)	2008 2007 2006	$325,000 $300,000 $300,000	$258,000 $162,000 –––	$207,000 (3) ––– –––	$193,539 $128,484 $ 36,643	$23,891 (4) $23,867 (5) $19,395 (6)	$1,007,430 $ 614,351 $ 356,038
Manish D. Shah President and Chief Technology Officer (7)	2008 2007 2006	$219,039 $168,000 $168,000	$185,000 $116,000 $ 2,500	––– ––– –––	$ 81,960 $ 27,976 $ 10,583	$36,458 (8) $50,875 (9) $19,246 (10)	$ 522,457 $ 362,851 $ 200,329
Maryanne Z. Gallagher Executive Vice President and Chief Operating Officer (11)	2008 2007 2006	$202,000 $187,000 $194,192	$160,000 $101,000 –––	––– ––– –––	$ 27,678 $ 12,443 $ 13,917	$4,856 (12) $4,675 (12) –––	$ 394,534 $ 305,118 $ 208,109

_____________________

(1)

Reflects the dollar amount recognized by us for financial statement reporting purposes for the fiscal year for the restricted stock or stock options granted, in accordance with Statement of Financial Accounting Standards No. 123(R).

(2)

Mr. Roblin was also our President until November 2008.

(3)

Consists of 75,000 shares of restricted stock that vested on January 1, 2008 and 75,000 shares of restricted stock that vested on January 1, 2009, each share of restricted stock having a fair market value of $1.38 per share as of January 1, 2008, the date of grant.

(4)

Consists of $16,516 of automobile allowance and $7,375 of matching contributions to the Cover-All Technologies Inc. 401(k) Plan made by us.

(5)

Consists of $16,502 of automobile allowance and $7,365 of matching contributions to the Cover-All Technologies Inc. 401(k) Plan made by us.

(6)

Consists of $12,183 of automobile allowance and $7,212 of matching contributions to the Cover-All Technologies Inc. 401(k) Plan made by us.

(7)

Mr. Shah was appointed as our President in November 2008.

(8)

Consists of $32,123 of tuition reimbursement and $4,335 of matching contributions to the Cover-All Technologies Inc. 401(k) Plan made by us.

(9)

Consists of $46,675 of tuition reimbursement and $4,200 of matching contributions to the Cover-All Technologies Inc. 401(k) Plan made by us.

(10)

Consists of $15,046 of tuition reimbursement and $4,200 of matching contributions to the Cover-All Technologies Inc. 401(k) Plan made by us.

(11)

Ms. Gallagher was appointed as our Executive Vice President in May 2008.

(12)

Represents matching contributions to the Cover-All Technologies Inc. 401(k) Plan made by us.

On August 21, 2006, Ms. Gallagher and Mr. Shah received options to purchase 75,000 and 100,000 shares, respectively, of our common stock at an exercise price of $0.41 per share.  These options vest one-third on each of August 21, 2007, 2008 and 2009 and shall expire five years from the date of grant.

On January 1, 2007, Mr. Roblin received options to purchase 500,000 shares of our common stock at an exercise price of $0.79 per share.  These options vest as to all 500,000 shares three years following the date of grant; provided, that options as to 250,000 shares shall immediately vest and become exercisable on the first date the Company enters into a Qualifying Agreement (as defined below), and options as to 250,000 shares shall immediately vest and become exercisable on the date the Company enters into a second Qualifying Agreement.  A “Qualifying Agreement” means any fully executed customer agreement pursuant to which the Company is entitled to receive at least $1,000,000 in license revenue or maintenance (for the first year of such agreement) revenue.  These options shall expire five years from the date of grant.

On September 12, 2007, Ms. Gallagher and Mr. Shah received options to purchase 75,000 and 250,000 shares, respectively, of our common stock at an exercise price of $1.40 per share.  These  options vest one-third on each of September 13, 2009, 2010 and 2011 and shall expire five years from the date of grant.

On January 1, 2008, Mr. Roblin received options to purchase 72,643 shares of our common stock at an exercise price of $1.38 per share. These options vested as to all 72,463 shares on January 1, 2009 and shall expire five years from the date of grant.

On January 1, 2008, Mr. Roblin received 150,000 shares of the Company’s common stock, which vested as to 75,000 shares on January 1 of each of 2008 and 2009.

On August 5, 2008, Ms. Gallagher and Mr. Shah received options to purchase 50,000 and 150,000 shares, respectively, of our common stock at an exercise price of $0.85 per share.  Ms. Gallagher’s options vest one-third on each of August 5, 2009, 2010 and 2011. Mr. Shah’s options vest as to 117,647 shares on January 2, 2012 and as to 32,353 shares on January 2, 2013.  These options shall expire five years from the date of grant.

Outstanding Equity Awards at December 31, 2008

The following table provides information concerning outstanding equity awards as of December 31, 2008, by each of our named executive officers:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (# ) Exercisable	Number of Securities Underlying Unexercised Options (# ) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

John W. Roblin	500,000	–––	–––	0.79	12/31/11	75,000	103,500	–––	–––
	72,463	–––	–––	1.38	12/31/12

Manish D. Shah	66,660	33,340 (1)	–––	0.41	8/21/11
	–––	250,000 (2)	–––	1.40	9/13/12
	–––	150,000 (3)	–––	0.85	8/6/13

Maryanne Z. Gallagher	50,000	25,000 (1)	–––	0.41	8/21/11
	–––	75,000 (2)	–––	1.40	9/13/12
	–––	50,000 (4)	–––	0.85	8/6/13

_____________________

(1)

These options vest on August 21, 2009.

(2)

These options vest one-third on each of September 13, 2009, 2010 and 2012.

(3)

These options vest as to 117,647 shares on January 2, 2012 and as to 32,353 shares on January 2, 2013.

(4)

These options vest one-third on each of August 5, 2009, 2010 and 2011.

Employment Agreements or Arrangement of Executive Officers

John W. Roblin, Chairman and Chief Executive Officer

John W. Roblin has served as our Chief Executive Officer since December 1999, as our President from December 1999 to November 2008, and as a director since March 2000.

On December 26, 2006, the Company entered into an employment agreement with Mr. Roblin, effective as of January 1, 2007 (the “2007 Agreement”). The Compensation Committee determined Mr. Roblin’s salary based upon the factors discussed above relating to executive compensation in general and reflected the terms of that determination in Mr. Roblin’s employment agreement.

Pursuant to the 2007 Agreement, in 2007, Mr. Roblin was paid a base salary of $300,000, which is his annual salary rate that has been in effect since December 2003.  In addition, Mr. Roblin was entitled to a bonus based on the financial performance of the Company, which bonus shall be paid in the form of cash or shares of our common stock under our Amended and Restated 2005 Stock Incentive Plan.  In no event were cash payments to be made to Mr. Roblin pursuant to his performance bonus to exceed seventy percent (70%) of his base salary, and any bonus which may have been payable to Mr. Roblin in excess of seventy percent (70%) of his base salary shall have been payable in shares of our common stock.  In

2007, the Company paid Mr. Roblin a bonus of $162,000.  Additionally, Mr. Roblin was entitled to annual paid vacation, participation in benefit plans applicable to our officers and executive employees and the use of a Company automobile for business purposes.

In addition, under the 2007 Agreement, Mr. Roblin received options to purchase 500,000 shares of our common stock.  The options, which were granted pursuant to the Amended and Restated 2005 Stock Incentive Plan at an exercise price per share equal to $0.79, the fair market value of such shares on the date of the grant, shall vest as to all 500,000 shares three years following the effective date of the employment agreement; provided, that options as to 250,000 shares shall immediately vest and become exercisable on the first date the Company enters into a Qualifying Agreement, and options as to 250,000 shares shall immediately vest and become exercisable on the date the Company enters into a second Qualifying Agreement.  On October 23, 2007, the Company entered into a Qualifying Agreement, and as a result 250,000 shares vested on such date.  On June 26, 2008, the Company entered i nto a Qualifying Agreement, and as a result 250,000 shares vested on such date.

On December 26, 2007, the Company entered into a new employment agreement with Mr. Roblin, effective as of January 1, 2008 (the “2008 Agreement”).

Pursuant to the 2008 Agreement, Mr. Roblin will receive an annual base salary of $325,000 plus benefits and the use of a Company car.  In addition, Mr. Roblin is entitled to a bonus based on the financial performance of the Company.

Under the 2008 Agreement, Mr. Roblin received options to purchase 72,463 shares of our common stock.  The options, which were granted pursuant to the Amended and Restated 2005 Stock Incentive Plan at an exercise price per share equal to $1.38, the fair market value of such shares on the date of the grant, vested as to all 72,463 shares on January 1, 2009, subject to the terms and conditions set forth in the Amended and Restated 2005 Stock Incentive Plan and a stock option agreement entered into by and between the Company and Mr. Roblin.

In addition, under the 2008 Agreement, Mr. Roblin received 150,000 shares of the Company’s common stock (the “Restricted Shares”), which vested as to 75,000 shares on January 1, 2008 and vested as to 75,000 shares on January 1, 2009, in accordance with and subject to the terms and conditions set forth in the Company’s Amended and Restated 2005 Stock Incentive Plan and a restricted stock grant agreement entered into by and between the Company and Mr. Roblin.

Mr. Roblin’s 2008 Agreement is for a term of two years, provided, that each of Mr. Roblin and the Company may terminate the agreement at any time, with or without reason or cause, upon written notice to the other party.  If the employment of Mr. Roblin is terminated for any reason, including upon the expiration of the employment agreement, Mr. Roblin will be entitled to receive (i) any accrued and unpaid base salary and accrued and unused vacation days through the date of termination, (ii) the pro rata portion of his performance bonus based on the number of days he was employed during the fiscal year for which such bonus is computed and (iii) any unreimbursed business expenses.  In addition, Mr. Roblin will be entitled to receive, as severance, for a period of six months following such termination, his base salary, benefits and the continued use of the Company car.  Upon suc h termination, the Company and Mr. Roblin have agreed to mutually release each other for all claims arising in connection with Mr. Roblin’s employment with the Company.

The 2008 Agreement also contains a confidentiality provision, a non-solicitation covenant and a mutual non-disparagement clause.

Manish D. Shah, Chief Technology Officer

On September 1, 2006, we entered into a Tuition Reimbursement Agreement with Manish D. Shah, our Chief Technology Officer.  Under this agreement, which expired on March 1, 2009, we agreed to reimburse Mr. Shah for academic costs, up to a maximum of $75,000, in connection with Mr. Shah’s enrollment in the Executive MBA program at Columbia Business School.  If Mr. Shah voluntarily resigned for any reason, he would have been required to reimburse us for a portion of the academic costs.  If Mr. Shah’s resignation followed a change of control (as defined in the agreement), Mr. Shah would only have been required to reimburse us for 30 percent of the funds he would have otherwise been required to reimburse us for had no change of control occurred.  If he had been terminated for cause (as defined in the agreement), Mr. Shah would have been required to return all of the aca demic costs associated with the program.

None of our other executive officers have employment agreements, severance payment arrangements or payment arrangements that would be triggered by a change of control, except that our Amended and Restated 2005 Stock Incentive Plan provides for accelerated vesting upon certain change of control transactions.

COMPENSATION OF DIRECTORS

The following director compensation table shows the compensation we paid in 2008 to our non-employee directors:

Director Compensation Table

Name	Fees Earned or Paid in Cash	Stock Awards	Total
G. Russell Cleveland	$21,000	$28,000	$49,000
Earl Gallegos	$24,500	$28,000	$52,500
Mark D. Johnston	$21,226	$28,000	$49,226

For 2008, each of our non-employee directors received:  (i) an annual stipend of $21,000; and (ii) an award of 27,723 shares of our common stock, representing such number of shares of common stock having a fair market value equal to $28,000 on March 25, 2008, the date of the grant.  Non-employee directors serving on our Audit Committee received an additional $875 per quarter.  We make all such payments to our non-employee directors quarterly and in arrears.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth, as of December 31, 2008, information related to our equity compensation plans.  All options to acquire our equity securities are exercisable for or represent the right to purchase our common stock.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	2,001,392	$0.95	4,302,537
Equity compensation plans not approved by security holders	–––	–––	–––

_____________________

(1)

Includes our 2005 Plan, our 1995 Employee Stock Option Plan, as amended, and our 1994 Stock Option Plan for Independent Directors, as amended. The numbers in the table includes the restricted stock granted under our 2005 Plan.

AUDIT COMMITTEE REPORT

The Board of Directors of the Company maintains an Audit Committee comprised of one director of the Company, which director is independent within the meaning of the Nasdaq listing standards.  The Audit Committee acts pursuant to an amended written charter adopted by the Board in 2004.  The Audit Committee, along with the Board, has determined that Mr. Gallegos, the sole member of the Audit Committee, qualifies as an “audit committee financial expert” as defined under the SEC rules.

The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to:  (i) the annual financial information to be provided to stockholders and the SEC; (ii) the establishment and monitoring of procedures to improve the quality and reliability of the disclosure of the Company’s financial condition and results of operations; (iii) the appointment, compensation and retention of the Company’s independent auditors and the work performed by the independent auditors; and (iv) the internal audit functions.

The Audit Committee schedules its meetings with a view to devoting appropriate attention to all of its tasks.  The Audit Committee meetings include, whenever appropriate, sessions with the Company’s independent auditors without the presence of the Company’s management.

Each year, the Audit Committee recommends to the Board the selection of the Company’s independent auditors.  The independent auditors are responsible for performing an independent audit of the Company’s audited consolidated financial statements according to generally accepted auditing standards of the United States and for issuing a report based on this audit.  The Audit Committee monitors and oversees these processes.

The Audit Committee has met and held discussions with management and MSPC (formerly known as Moore Stephens, P.C.), the Company’s independent auditors.  The Company’s management represented to the Audit Committee that the Company’s audited consolidated financial statements were prepared according to generally accepted accounting principles of the United States.  The Audit Committee has reviewed and discussed the audited consolidated financial statements with the Company’s management and the independent auditors.

The Audit Committee discussed with MSPC the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended.  These matters included a discussion of MSPC’s judgments about the quality (not just the acceptability) of the Company’s accounting principles as applied to financial reporting.  MSPC also provided the Audit Committee with the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with MSPC that firm’s independence, including a review of both auditor and non-auditor fees and considered the compatibility of non-audit services with the auditors independence.

Based upon the Audit Committee’s discussion with management and the independent auditors and the Audit Committee’s review of the representations of management and the disclosures by the independent auditors to the Audit Committee, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 for filing with SEC.

AUDIT COMMITTEE

Earl Gallegos

INDEPENDENT AUDITOR INFORMATION

Our Audit Committee has selected MSPC (formerly known as Moore Stephens, P.C.), Cranford, New Jersey, as the principal independent auditors for 2009.  MSPC has served as our independent auditors since 1997.  A representative of MSPC is expected to be present at the meeting and to be available to respond to appropriate questions.  This representative will also be given an opportunity to make a statement at the meeting if the representative desires.

Fees

The following table sets forth the fees paid for professional services rendered by MSPC for audit services, audit-related services, tax services and all other services in 2008 and 2007.

Fee Category	2008	2007
Audit Fees (1)	$ 115,500	$ 112,500
Audit-Related Fees (2)	—	—
Tax Fees (3)	$ 14,000	$ 14,000
All Other Fees (4)	$ 16,150	$ 8,000
Total Fees	$ 145,650	$ 134,500

___________________

(1)

For professional services rendered in connection with the audit of our annual financial statements and the reviews of the financial statements included in each of our quarterly reports on Form 10-Q.

(2)

For assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.

(3)

For professional services rendered for tax compliance, tax advice, tax return preparation and tax planning.

(4)

For other services rendered, including attendance at board and stockholder meetings and review of our proxy statement relating to our annual stockholders meetings.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The policy of the Audit Committee is to pre-approve all audit and permissible non-audit services to be performed by our independent auditors.

PROPOSAL 2 – RATIFICATION OF THE APPOINTMENT OF MSPC AS OUR
INDEPENDENT AUDITORS

Our Board, on the recommendation of the Audit Committee, has appointed MSPC as our independent auditors for the fiscal year ending December 31, 2009, and urges you to vote for ratification of this appointment.  In the event the stockholders do not ratify the appointment, the appointment will be reconsidered by our Audit Committee and our Board.

The Board recommends a vote “FOR” Proposal 2.

ADDITIONAL INFORMATION

Annual Report

All stockholders of record as of the close of business on April 24, 2009 have or are currently being sent a copy of our Annual Report for the fiscal year ended December 31, 2008, which contains our audited financial statements.  The Annual Report is deemed to be part of the material for the solicitation of proxies.  If you have not received a copy of the Annual Report, you may request a copy of the Annual Report by writing to the Secretary at our principal address.

Submission of Stockholder Proposals

If you intend to present a proposal at our 2010 annual meeting of stockholders and seek to have the proposal included in our proxy statement and form of proxy relating to that meeting, you may do so by following the procedures in SEC Rule 14a-8.  To be eligible for inclusion, shareholder proposals must be in writing and received no later than December 30, 2009, and must otherwise comply with SEC Rule 14a-8.  Any such proposal should be sent to us at Cover-All Technologies Inc., Attn.:  Secretary, 55 Lane Road, Fairfield, New Jersey 07004.

If you intend to propose business for consideration at the 2010 annual meeting and do not seek to have the proposal included in our proxy statement and form of proxy relating to that meeting, you shall give written notice to our secretary at Cover-All Technologies Inc., Attn: Secretary, 55 Lane Road, Fairfield, New Jersey 07004.  In order to be considered as timely made, your proposal must be received by us on or before March 6, 2010.

Regardless whether you plan to attend the meeting, we urge you to fill in, date, sign and return the proxy immediately.  Return your proxy in the enclosed envelope, which requires no additional postage if mailed in the United States.

By Order of the Board of Directors

ANN F. MASSEY Secretary

Date:  April 29, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

COVER-ALL TECHNOLOGIES INC.

The undersigned, a stockholder of COVER-ALL TECHNOLOGIES INC., a Delaware corporation (the “Company”), does hereby appoint John W. Roblin and Ann F. Massey and each of them as Proxies with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the 2009 Annual Meeting of Stockholders of the Company to be held at the Hilton Parsippany, One Hilton Court, Parsippany, New Jersey 07054, on Thursday, June 4, 2009 at 9:30 a.m., local time, and at any adjournments thereof, all of the shares of the Company’s common stock that the undersigned would be entitled to vote if personally present.

The undersigned hereby instructs said proxies or their substitutes:

1.

To elect a class of directors consisting of one director to serve for a term of three years and until his successor shall have been duly elected and qualified:

John W. Roblin

☐ FOR

☐ WITHHOLD AUTHORITY

2.

To ratify the appointment of MSPC as independent auditors for the fiscal year ending December 31, 2009.

☐ FOR

☐ AGAINST

☐ ABSTAIN

(continued, and to be signed on reverse side)

(continued from other side)

THIS PROXY WILL BE VOTED AS SPECIFIED EXCEPT THAT IF NO INSTRUCTIONS ARE INDICATED, IT WILL BE VOTED “FOR” PROPOSAL 1 AND PROPOSAL 2.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1 AND PROPOSAL 2.

Please sign exactly as your name appears hereon.  If stock is held jointly, signature should include both names. Administrators, Trustees, Guardians and others signing in a representative capacity, please give your full titles.

Dated:_____________________________, 2009

__________________________________

 (L.S.)

__________________________________

 (L.S.)

Signature(s)

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.